UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 11, 2016

The Jones Financial Companies, L.L.L.P.

(Exact Name of Registrant as Specified in Its Charter)

Missouri	0-16633	43-1450818
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12555 Manchester Road, Des Peres, Missouri	63131
(Address of Principal Executive Offices)	(Zip Code)

        (314) 515-2000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The Jones Financial Companies, L.L.L.P. (the “Partnership”) is disclosing certain of its results of operations related to calendar year 2015. The full text of this information is attached hereto as Exhibit 99.1.

The information contained in this Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 3.02. Unregistered Sales of Equity Securities.

The Partnership has made certain issuances of its subordinated limited partnership interests (“SLP Interests”), which are fully described in the Partnership’s Nineteenth Amended and Restated Agreement of Registered Limited Liability Limited Partnership, dated as of June 6, 2014 (which was filed as Exhibit 3.1 to the Partnership’s Current Report on Form 8-K, dated June 6, 2014). Such SLP Interests were issued to existing general partners and subordinated limited partners of the Partnership.

Date of Sale	Security	Amount of Security Sold	Aggregate Offering Price	Aggregate Underwriting Discounts or Commissions	Exemption from Registration
1/11/2016	SLP Interests	$57,271,157	$57,271,157	$0	Regulation D of The Securities Act of 1933, Rule 506; all purchasers were or are Accredited Investors as defined therein. The required information was provided to all purchasers, no general solicitations or advertisements were used, and reasonable care was exercised to assure that all purchasers of the securities were not underwriters.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Partnership’s Managing Partner, James D. Weddle, has appointed Timothy J. Kirley, 61, as a member of the Partnership’s Executive Committee, effective January 15, 2016. Mr. Kirley will continue to serve as a member of the Partnership’s Management Committee and serve as a principal with overall responsibility for Edward Jones in Canada.

Mr. Kirley joined the firm as a financial advisor in Michigan in 1983 and was named a regional leader in 1991. In 1994, he was named a principal and moved to the home office with responsibilities in marketing. Mr. Kirley helped launch Edward Jones Limited in the United Kingdom in 1997, where he served for 11 years before it was sold in 2009. Mr. Kirley then served as the partnership’s chief strategy officer before he was named the managing principal in Canada in September 2015. He has previously served on both the Executive and Management Committees, and he re-joined the Management Committee in September 2015.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Certain results of operations related to calendar year 2015 disclosed by the Partnership on January 15, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE JONES FINANCIAL COMPANIES, L.L.L.P.

Date: January 15, 2016	By:	/s/ Kevin D. Bastien
Name: Kevin D. Bastien
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Certain results of operations related to calendar year 2015 disclosed by the Partnership on January 15, 2016.